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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 of our report dated February 22, 1996, relating to the financial statements of DeltaPoint, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ PRICE WATERHOUSE LLP


PRICE WATERHOUSE LLP
San Jose, California
December 6, 1996